UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2020

ATLANTIC POWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

British Columbia	001-34691	55-0886410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Allied Drive, Suite 155 Dedham, MA	02026
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (617) 977-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which registered
Common Shares, no par value, and the associated Rights to Purchase Common Shares	AT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Atlantic Power Corporation (the “Corporation”) held its Annual and Special Meeting of Shareholders on June 17, 2020 (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Corporation voted on the following matters, casting their votes as described below:

•	To elect to the Board of Directors each of the nominees listed below:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
R. Foster Duncan	52,371,896	n/a	4,738,952	23,885,349
Kevin T. Howell	55,251,141	n/a	1,859,708	23,885,348
Danielle S. Mottor	55,796,378	n/a	1,314,471	23,885,348
Gilbert S. Palter	55,765,345	n/a	1,345,503	23,885,349
James J. Moore, Jr.	55,870,700	n/a	1,240,149	23,885,348

•	To approve, by non-binding advisory vote, the compensation of the Corporation’s named executive officers:

Votes For	Votes Against	Abstentions	Spoiled Votes	Broker Non-Votes
54,382,787	2,260,761	466,736	563	23,885,350

•	To appoint KPMG LLP as auditors of the Corporation and to authorize the Corporation’s Board of Directors to fix such auditors’ remuneration:

Votes For	Votes Against	Votes Withheld	Spoiled Votes	Broker Non-Votes
79,649,961	n/a	1,345,673	563	0

•	To approve an ordinary resolution authorizing the Company to amend its sixth amended and restated long-term incentive plan (the "LTIP") to increase the number of common shares of the Company issuable under the LTIP:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,277,905	3,394,771	438,172	23,885,349

Item 7.01	Regulation FD Disclosure.

In addition, on June 19, 2020, the Corporation issued a press release (the “Press Release”) announcing that the director nominees listed in the Proxy Statement for the Annual Meeting were elected as directors of the Corporation, providing detailed results of the votes cast with respect to such election and other details on the results of the Annual Meeting. The Press Release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in that filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Atlantic Power Corporation, dated June 19, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: June 19, 2020	By:	/s/ Terrence Ronan
		Name:	Terrence Ronan
		Title:	Chief Financial Officer

4